Exhibit 10.12

Date: 14 May 2007

Our ref: P/HIHI4/00413/07

Atlantic Components Limited
B24-27, 1st Floor, Block B
Proficient Industrial Centre
6 Wang Kwun Road
Kowloon Bay
Kowloon

Dear Sirs,

Banking Facilities: Atlantic Components Limited (“Borrower”)

          We, DBS Bank (Hong Kong) Limited (“Bank”), refer to our letter dated 27 December 2006 together with the “Terms and Conditions Governing Banking Facilities and Services” attached therein setting out the facilities made available to you (collectively called “the Existing Facility Letter”).

          We are pleased to confirm that all the terms and conditions under the Existing Facility Letter shall remain unchanged except the following variation until further notice:

FACILITY LIMITS:

The following facilities with facility limit(s) listed below will be made available to you in addition to the facilities mentioned under the above heading of the Existing Facility Letter subject to the compliance of the terms and conditions stipulated in the Existing Facility Letter and those stated herein.

Type(s) of Facility		Facility Limit(s)

10.	Instalment Loan (III)	HKD6,380,000.-

PRICING AND CONDITIONS:

Installment Loan	Purpose: to settle the Installment Loan outstanding under loan No 7901750960 of Systematic Information Limited with the Bank.

Interest: 2.5% per annum below Prime Rate on the outstanding amount from drawdown until repayment in full, as conclusively calculated by the Bank.

Repayment: Principal together with accrued interest will be repayable by 197 equal monthly installments (except final payment which shall be the then outstanding balance and accrued interest). At the Bank’s discretion and without prior notice, the amount and/or the number of monthly installments may be varied if the interest rate changes. The first installment shall be paid one month after the date of advance of the loan and the subsequent installments shall be paid on the corresponding day of each succeeding month until the loan and all accrued interest are repaid in full.

DBS Bank (Hong Kong) Limited	Tel 852 221 8 8598
Enterprise Banking	Fax 852 2285 3628
16th Floor, The Center	www.dbs.com
99 Queen’s Road Central
Central, Hong Kong

Atlantic Components Limited	Our Ref: P/HIHI4/00413/07

Note: The actual number of instalments may be adjusted at the Bank’s discretion up to the remaining loan tenor of existing Loan No. 7901750960 of Systematic Information Limited with the Bank.

Prepayment:

•	one month prior written notice.

•	if full prepayment is not on an installment due date, interest shall be calculated and payable up to upcoming installment due date.

•	Prepayment Fee. A fee will apply for a prepayment during the stipulated period after drawdown:

Fee on Full Prepayment

Within 1st year: 1% of amount prepaid

Fee on Partial Prepayment

Within 1st year: 1% of amount prepaid

SECURITY AND CONDITIONS PRECEDENT:

Item (4) under the above heading of the Existing Facility Letter, detail shown below, will be released:

4.

All monies Second Legal Charge/Mortgage over the property at S.S. 155 of S.A. of Lot No. 1945 in D.D. 7, Hong Lok Yuen, Tai Po, New Territories and an assignment of insurance policy in respect of the above property duly executed by and in the name of Systematic Information Limited.

An additional documentation itemised as (14) under the above heading of the Existing Facility Letter, in form and substance satisfactory to the Bank is required:

14.

All monies First Legal Charge/Mortgage over the property at House No 76, 5th Street, Sub-Section 155 of Section A of Lot No. 1945 in D.D. 7, Hong Lok Yuen, Tai Po, New Territories and an assignment of insurance policy in respect of the above property duly executed by and in the name of the Borrower.

A handling fee of HKD2,000.- will be payable upon our receipt of your acceptance of this Letter.

          Please signify your understanding and acceptance of this supplemental facility letter by signing and returning to us the duplicate copy of this letter with supporting resolutions for the attention of Mr Jimmy Ng (“Designated Relationship Manager”), within one month from the date of this letter, otherwise the offer in this letter will lapse at the discretion of the Bank.

          We enclose a set of documents which should also be completed and returned to the Bank. If you have any queries, please contact our Designated Relationship Manager whose telephone number is 2218-4834.

Atlantic Components Limited	Our Ref: P/HIHI4/00413/07

          We are pleased to be of service to you.

Signed for and on behalf of
DBS Bank (Hong Kong) Limited
by:

Authorised Signature

FN/mh
Encl.

We understand that this supplemental facility letter forms an integral part of the Existing Facility Letter, and we hereby confirm our understanding and acceptance of all the terms and conditions set out in this supplemental facility letter and our agreement to be bound by them.

Signed for and on behalf of
Atlantic Components Limited

Authorized Signature(s)

Signature of Witness:

Name of Witness:
Hong Kong Identification / Passport No:

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